SIXTH AMENDMENT TO
                    WAREHOUSING CREDIT AND SECURITY AGREEMENT


     THIS SIXTH  AMENDMENT TO WAREHOUSING  CREDIT AND SECURITY  AGREEMENT
(this
"Amendment")  is entered  into as of this 23rd day of July 1997,  by and between
MONUMENT   MORTGAGE,   INC.,  a  California   corporation  (the  "Company")
and
RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender").

     WHEREAS, the Company and the Lender have entered into a single family revolving warehouse facility with a present Warehousing Commitment Amount of Ten
Million Dollars ($10,000,000), to finance the origination and acquisition of
Mortgage  Loans  as  evidenced  by a  First  Amended  and  Restated
Warehousing
Promissory Note in the principal sum of Ten Million Dollars ($10,000,000), dated as of February 29, 1996, a First Amended and Restated Sublimit Promissory Note in the principal sum of Five Million Dollars ($5,000,000),. dated as of February
29, 1996, and by a Warehousing Credit and Security Agreement dated as of March
22, 1995, as the same may have been amended or supplemented (the
"Agreement");

     WHEREAS, the Company and the Lender have entered into a term loan facility, as evidenced by a Term Loan Promissory Note in the principal amount of One
Million Dollars ($1,000,000), dated as of March 22, 1995 (the "Term Loan Note"), and the Agreement;

     WHEREAS,  the  Company  and the  Lender  have also  entered  into a working
capital facility with a present Working Capital Commitment Amount of One
Million
Dollars  ($1,000,000),  as  evidenced by a First  Amended and  Restated
Working
Capital   Promissory   Note  in  the  principal  sum  of  One  Million
Dollars
($1,000,000), dated as of February 29, 1996 (the "Working Capital Note"), and the Agreement (the Warehousing Promissory Note, the Sublimit Promissory Note, the Term Loan Promissory Note and the Working Capital Promissory Note shall collectively be referred to as the "Notes");

     WHEREAS, the Company has requested the Lender to waive certain covenant defaults under the Agreement and to amend certain other terms of the Agreement, and the Lender has agreed to such waivers and amendment of the Agreement subject to the terms and conditions of this Amendment;

     NOW, THEREFORE, for and in consideration of the foregoing and of the mutual covenants, agreements and conditions hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. All capitalized terms used herein and not otherwise defined shall have their respective meanings set forth in the agreement.

     2. The effective date ("Effective Date") of this Amendment shall be April
30, 1997, provided the Company has complied with all the terms and conditions of this Amendment.

     3. Section 1.1 of the Agreement shall be amended by adding the following definition:
        "Parent" shall mean Finet Holdings Corporation, a Delaware corporation.

     4. The  definitions of  "Warehousing  Maturity  Date" and "Working
Capital
Maturity Date" in Section 1.1 of the Agreement shall be amended by inserting the date "August 31, 1997" in place of "December 31, 1997" wherever it appears in such definitions.

     5. Section 7.10 of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

        7.10 Minimum Servicing Portfolio. Permit the Adjusted Servicing Portfolio of the Company to be less than One Million Dollars
     ($100,000,000).

     6. Section 8.1(n) of the Agreement shall be deleted in its entirety and the following shall be substituted in lieu thereof:

        8.1(n) The Parent shall cease owning, directly or indirectly, all of the capital stock of the Company; or

     7. On December 31, 1996, the Company merged with Finet Corporation, a wholly-owned subsidiary of Finet Holdings Corporation. This merger violated
Section 7.3 of the Agreement, and thus constituted an Event of Default under
Section 8.1(c) of the Agreement. In connection with that merger, James W. Noack and James A. Umphryes ceased owning, directly or indirectly, all of the capital stock of the Company. Accordingly, upon the occurrence of such merger an Event of Default also occurred under Section 8.1(n) of the Agreement. The Lender hereby agrees to waive its default rights with respect to the Company's failure to comply with the requirements of Section 7.3 and 8.1(c) of the Agreement. In addition, the Lender also agrees to waive its default rights with respect to the failure of the Company to comply with the following requirements of the
Agreement:

          a. The Minimum Tangible Net Worth requirement in Section 7.8 of the
          Agreement for the period from January 31, 1997 to and including
April
          30, 1997.

          b. The Minimum Adjusted  Tangible Net Worth requirement in
Section 7.9
          of the Agreement for the period from January 31, 1997 to and including
          April 30, 1997.

          c. The Minimum Servicing Portfolio requirement in Section 7.10 of the
          Agreement for the period from January 31, 1997, to and including the
          Effective Date hereof.

The above waivers apply only to the specific instances described herein. Nothing in this Amendment shall constitute a waiver of any subsequent breach of the provisions of the Agreement described above, or a waiver of any breach of any other provision of the Agreement. The Lender reserves all of the rights, powers and remedies presently available to the Lender under the Agreement, the Notes and the Guaranties, including the right to cease making Advances to the Company and the right to accelerate any of the indebtedness owing under the Agreement, if any other default occurs under the Agreement.

     8. Please be advised that unless the Agreement is renewed or extended, all
Obligations shall be due and payable on the Maturity Date. The Lender's waiver of certain Defaults under the Agreement is not to be construed as a promise of renewal or extension.

     9. Upon the Effective  Date,  each of the  Guaranties of JAMES W.
NOACK and
JAMES A. UMPHYRES, dated March 22, 1995, shall be released and of no further force and effect and the Guarantors shall have no further liability thereunder.

     10. Exhibit I-SF to the Agreement is deleted in its entirety and replaced with the new Exhibit I-SF attached to this Amendment. All references in this
Amendment and the Agreement to Exhibit I-SF shall be deemed to refer to the new
Exhibit I-SF.

     11. The Company shall deliver to the Lender (a) an executed original of this Amendment; (b) the executed Guaranty in the form of Exhibit B hereto, executed by the parent; (c) an executed Certificate of Secretary of the Parent with copies of its articles of incorporation, bylaws and good standing certificates, an incumbency certificate and corporate resolutions;
(d) an
executed Certificate of Secretary with corporate resolutions; and (e) a One
Thousand Five Hundred Dollar ($1,500) document production fee.

     12. The Company represents, warrants and agrees that (a) there exists no
Default or Event of Default under the Loan Documents, except as specified in this Amendment; (b) the Loan Documents continue to be the legal, valid and binding agreements and obligations of the Company enforceable in accordance with their terms, as modified herein, (c) the Lender is not in default under any of the Loan Documents and the Company has no offset or defense to its performance or obligations under any of the Loan Documents, (d) the representations contained in the Loan Documents remain true and accurate in all respects, and
(e) there has been no material adverse change in the financial condition of the
Company from the date of the Agreement to the date of this Amendment.

     13. Except as hereby expressly modified, the Agreement shall otherwise be unchanged and shall remain in full force and effect, and the Company ratifies and reaffirms all of its obligations thereunder.

     14. This Amendment may be executed in any nurturer of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     IN WITNESS WHEREOF, the Company and the Lender have caused this Amendment to be duly executed on their behalf by their duly authorized officers as of the day and year above written.


                            MONUMENT MORTGAGE, INC.,
                            a California corporation


                            By:

                            Its:  Senior Vice President/CFO


                            RESIDENTIAL FUNDING CORPORATION,
                            a Delaware corporation


                            By:

                            Its:



STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On August 14, 1997, before me, a Notary Public, personally appeared
Paul Garrigues,  the Senior Vice  President/CFO  of MONUMENT  MORTGAGE,
INC., a
California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                                    Notary Public
                                    My Commission Expires:
(SEAL)


STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On , before me, a Notary Public, personally appeared , the Director of
RESIDENTIAL FUNDING CORPORATION, a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                                     Notary Public
                                     My Commission Expires:
(SEAL)

                                                             EXHIBIT I-SF

                              OFFICER'S CERTIFICATE


     Reference is made to that certain Warehousing Credit and Security
Agreement
(Single Family Mortgage Loans) between MONUMENT MORTGAGE, INC., a California corporation (the "Company"), and RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), dated as of March 22, 1995 (as the same may be amended, modified, supplemented, renewed or restated from time to time, the
"Agreement"). All capitalized terms used herein and all Section numbers given herein refer to those terms and Sections set forth in the Agreement. This
Officer's  Certificate is submitted to the Lender  pursuant to Section
6.2(c) of
the Agreement.

     The undersigned hereby certifies to the Lender that as of the close of business on , 19____ ("Statement Date",) and with respect to the Company and its
Subsidiaries on a consolidated basis:

1. As illustrated in the attached calculations supporting this Officer's
     Certificate, the Company met the covenants set forth in Sections 7.6, 7.7,
     7.8, 7.9, 7.10, 7.11 and 7.12, or if the Company did not meet any of such covenants, a detailed explanation is attached setting forth the nature and period of the existence of the Default and the action the Company has taken, is taking, and proposes to take with respect thereto.

2. No Servicing Contracts have been sold or pledged by the Company except as permitted under the terms of the Agreement.

3.   No recourse Servicing Contracts have been acquired by the Company.

4. No payments in advance of the scheduled maturity date have been made with respect to any Subordinated Debt. The Company has incurred no Debt required to be subordinated pursuant to Section 6.10.

5. The Company was in compliance with the applicable HUD, GNMA or Investor net worth requirements, and in good standing with VA, HUD, GNMA and each
     Investor.

6.   I have  reviewed the terms of the  Agreement and have made, or caused to be
     made  under  my  supervision,   a  review  in  reasonable   detail  of
the
     transactions and conditions of the Company (and, if applicable, its
     Subsidiaries) and such review has not disclosed the existence, and I have no knowledge of the existence, of any Default or Event of Default, or if any Default or Event of Default existed or exists, a detailed explanation is attached specifying the nature and period of the ex:istence of the
     Default and the action the Company has taken, is taking and proposes to take with respect thereto.

7. Pursuant to Section 6.2 of the Agreement, enclosed are the financial statements of the Company as of the Statement Date. The financial statements  for the period ending on the Statement  Date fairly
Present the
     financial  condition  and results of  operations  of the Company
(and,  if
     applicable, its Subsidiaries) as at the Statement Date.

Dated:

                            MONUMENT MORTGAGE, INC.,
                            a California corporation



                            By:

                            Its:

                  CALCULATIONS SUPPORTING OFFICER'S CERTIFICATE

Company Name: MONUMENT MORTGAGE, INC. and its Subsidiaries

Statement Date:

All financial calculations set forth herein are as of the Statement Date.

I.       TANGIBLE NET WORTH

         A.  Tangible Net Worth of the Company is:

             Excess of total assets over total liabilities:
$________________

             Plus:    Loan loss reserves:
$________________

             Plus:    Subordinated Debt not due within
                      one year of the Statement Date
                      (or any portion thereof):
$________________
             Minus:   Advances to owners, officers or
                      Affiliates:
$________________

             Minus:   Investments in Affiliates:
$________________

             Minus:   Assets pledged to secure liabilities
                      not included in Debt:
$________________

             Minus:   Intangible assets:
$________________

             Minus:   Any other HUD nonacceptable assets:
$________________

             Minus:   Other assets unacceptable to the
                      Lender:
$________________

             TANGIBLE NET WORTH
$___________________

          B. Requirements of Section 7.8 of the Agreement:

             MINIMUM TANGIBLE NET WORTH OF $1,500,000.

          C. Covenant Satisfied:________ Covenant Not Satisfied:_________

II.       ADJUSTED TANGIBLE NET WORTH

          A. Adjusted Tangible Net Worth of the Company is:

             Tangible Net Worth (from IA above)
$_______________
             Minus:   Capitalized excess servicing fees
$_______________
             Minus:   Capitalized excess servicing rights
$_______________
             Plus:    Deferred taxes arising from
                      capitalized excess servicing fees:
$_______________
             Plus:    1% of Adjusted Servicing Portfolio
                           (from IIIA below):
$_______________

                  ADJUSTED TANGIBLE NET WORTH
$____________________

         B. Requirements of Section 7.9 of the Agreement:

            MINIMUM ADJUSTED TANGIBLE NET WORTH OF $4,500,000.

         C. Covenant Satisfied:______ Covenant Not Satisfied:______

III.     ADJUSTED SERVICING PORTFOLIO

         A. Adjusted Servicing Portfolio of the Company is:

            Servicing Portfolio owned by the Company is:
$_______________
            Minus: The unpaid principal balance of
               Mortgage Loans:
$_______________
                   Past due 60 days or more:
$_______________
                   Sold with recourse:
$_______________
                   For which the Servicing Contracts
                   are pledged:
$_______________
                   Serviced by Company for others under
                   subservicing arrangements:
$_______________

                  ADJUSTED SERVICING PORTFOLIO
$____________________

         B. Requirements of Section 7.10 of the Agreement:

            ADJUSTED SERVICING PORTFOLIO OF $250,000,000.

         C. Covenant Satisfied:______ Covenant Not Satisfied:______

IV.      DEBT OF THE COMPANY

         Total liabilities
$_______________
             Minus: Loan loss reserves:
$_______________
             Minus: Subordinated Debt not due within one year
                    of the Statement Date (or any portion
                    thereof):
$_______________
             Minus: Deferred taxes arising from
                    capitalized excess servicing fees:
$_______________

             DEBT
$____________________

V.       RATIO OF DEBT TO ADJUSTED TANGIBLE NET WORTH

         A.  The ratio of Debt to Adjusted Tangible Net Worth (IV to
             II.A) is:                                        _____ to 1

         B. Requirements of Section 7.7 of the Agreement:

            The ratio of Debt to Adjusted Tangible Net Worth shall not exceed 15 to 1.

         C. Covenant Satisfied:_____ Covenant Not Satisfied:______

VI.      DIVIDENDS

         A. The dividends declared or paid by the Company during the current fiscal year was:
$________________

         B. Requirements of Section 7.11 of the Agreement:

            No dividends shall be declared or paid in excess of twenty-five percent (25%) of the Company's net after-tax income.

         C. Covenant Satisfied:______  Covenant Not Satisfied:______

VII.     CURRENT RATIO OF THE COMPANY

         A. Consolidated current assets of the Company:
$________________

         B. Consolidated current liabilities of the Company:
$________________

         C. Consolidated current ratio (VII.A to VII.B) is: ____ to 1.0

         D. Requirements of Section 7.6 of the Agreement:

            The ratio of consolidated current assets to consolidated current liabilities shall not be less than 1.01 to 1.

         E. Covenant Satisfied:_____  Covenant Not Satisfied:_____

VIII.    TRANSACTIONS WITH AFFILIATES

         A. Loans, advances, and extensions of credit made by the Company to its
            Affiliates total:
$________________

         B. Capital contributions made by the Company to its Affiliates total:
$________________

         C. Management fees paid to Affiliates during the current fiscal year total:
$________________

         D. Requirements of Section 7.12 of the Agreement:

            1. No loans, advances or extensions of credit shall be made by the Company to Affiliates.

               Covenant Satisfied:_____  Covenant Not Satisfied:_____

            2. No capital contributions shall be made by the Company to any
               Affiliate.

               Covenant Satisfied:_____  Covenant Not Satisfied:_____

            3. No Management fees shall be paid by the Company to Affiliates.

               Covenant Satisfied:_____  Covenant Not Satisfied:_____

                                                        EXHIBIT B

                                    GUARANTY


     THIS GUARANTY, made and entered into as of this 23rd day of July, 1997, by
FILET  HOLDINGS  CORPORATION,  a  Delaware  corporation  (the
"Guarantor"),  to
RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), having its principal office at 8400 Normandale Lake Blvd., Suite 600, Minneapolis,
Minnesota 55437. RECITALS

     A.   The Lender has  extended  to MONUMENT  MORTGAGE,  INC.,  a
California
          corporation ("Company"): (a) a warehouse line of credit in the present
          principal amount of Ten Million Dollars ($10,000,000); (b) a term loan
          facility  in the  original  principal  amount of One  Million
Dollars
          ($1,000,000);  and  (c) a  working  capital  facility  in the present
          principal  amount of One Million Dollars  ($1,000,000)
(collectively,
          the "Loan") to finance the making and purchasing of Mortgage
Loans.

     B.   The Loan is  evidenced  by a First  Amended and  Restated
Warehousing
          Promissory  Note dated February 29, 1996, a First Amended and
Sublimit
          Promissory  Note dated February 29, 1996, a Term Loan  Promissory
Note
          dated March 22,  1995,  and a Working  Capital  Promissory  Note
dated
          February 29, 1996, from the Company to the Lender,  as the same may be
          amended,  supplemented  or  otherwise  modified  from  time  to time,
          including  any other  instruments  executed and  delivered in renewal,
          extension,   rearrangement   or  otherwise  in   replacement  of
such
          Promissory Notes (collectively, the "Notes") and by a Warehousing
          Credit and Security Agreement dated March 22, 1995, as the same may be amended, supplemented or otherwise modified from time to time, including any other instruments executed and delivered in renewal, extension, rearrangement or otherwise in replacement of such agreement
          (the "Agreement").

     C. The Guarantor is the Parent of the Company and will derive benefit from the Loan.

     D. In order to educe the Lender to accept the Notes and the Agreement, and as additional security for Advances under the Agreement, the
          Guarantor has agreed to give this Guaranty.

     E. The Lender has refused to make Advances under the Agreement unless this Guaranty is executed by the Guarantor and delivered to Lender.

         [MISSING PAGES 2 AND 3]

          and/or the subordination of the payment of the Guaranteed Debt or any part thereof to the payment of any other debts or claims which may at any time be due and owing to the Lender and/or any other Person;
or
          (h) any other action or circumstance which (with or without notice to or knowledge of the Guarantor) may or might in any manner or to any extent vary the risks of the Guarantor hereunder or otherwise constitute a legal or equitable discharge or defense, it being understood and agreed by the Guarantor that the obligations under this
          Guaranty shall not be discharged except by the full payment and performance of the Guaranteed Debt.

     8. The Lender shall have the right to determine how, when and what application of payments and credits, if any, whether derived from the Company or from any other source, shall be made on the Guaranteed Debt and any other indebtedness owed by the Company and/or any other Obligor to the Lender. The
Lender shall be under no obligation to marshal any assets in favor of the
Guarantor or in payment of all or any part of the Guaranteed Debt.

     9. The obligations of the Guarantor hereunder shall continue to be effective, or be automatically reinstated, as the case may be, if at any time the performance or the payment, as the case may be, in whole or in part, of any of the Guaranteed Debt is rescinded or must otherwise be restored or returned by the Lender (as a preference, fraudulent conveyance or otherwise) upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the
Company, the Guarantor or any other person or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company, the Guarantor or any other person, or any substantial part of its property, or otherwise, all as though such payments had not been made. If an Event of Default shall at any time have occurred and be continuing or shall exist and declaration of default or acceleration under or with respect to this Guaranty or any Guaranteed Debt shall at such time be prevented by reason of the pendency against the Guarantor or the Company or any other Person of a case or proceeding under a bankruptcy or insolvency law, the
Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, this Guaranty and such obligations shall be deemed to have been declared in default or accelerated with the same effect as if this Guaranty and such obligations had been declared in default and accelerated in accordance with their respective terms and the Guarantor shall forthwith perform or pay, as the case may be, as required hereunder in accordance with the terms hereunder without further notice or demand.

     10. The Guarantor hereby  irrevocably waives any claim or other rights that
the Guarantor may now or hereafter  acquire against the Company that arises from
the  existence,   payment,   performance  or  enforcement  of  the
Guarantor's
obligations hereunder, including any right of subrogation, reimbursement, exoneration, contribution or indemnification, any right to participate in any claim or remedy of the Lender against the Company or any collateral that the
Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, right to take or receive from the Company directly in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence and the Guaranteed Debt shall not have been paid and performed in full, such amount shall be deemed to have been paid to the Guarantor for the benefit of, and held in trust for, the Lender and shall forthwith be paid to the Lender to be credited and applied to the Guaranteed Debt, whether matured or unmatured.
Notwithstanding the blanket waiver of subrogation rights as set forth above, the
Guarantor hereby specifically acknowledges that any subrogation rights which the
Guarantor may have against the Company or any collateral that the Lender now has or hereafter acquires may be destroyed by a nonjudicial foreclosure of the collateral. Without limiting the foregoing, the Guarantor waives all rights and defenses arising out of an election of remedies by the Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any Guaranteed Debt, has destroyed the Guarantor's rights of subrogation and reimbursement against the Company by the operation of Section 580d of the
California Code of Civil Procedure or otherwise. The Guarantor acknowledges that the Guarantor will receive direct and indirect benefits from the arrangements contemplated by the Agreement and the Notes and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

     11. The Guarantor waives any and all rights, benefits and defenses available to sureties and creditors which might otherwise be available to the
Guarantor under Sections 2787 to 2855 inclusive, 2899 and 3433 of the California
Civil Code, as amended or recodified from time to time, and the benefit of any statute of limitations affecting the liability of the Guarantor hereunder or the enforcement hereof, including, without limitation any rights arising under
Section 359.5 of the California Code of Civil Procedure. Additionally, the
Guarantor waives the right to require the Lender to comply with the provisions of Section 9504 of the California Commercial Code, as amended or remodified from time to time. The Guarantor also waives all rights and defenses that the
Guarantor may have because any Guaranteed Debt is secured by real property. This means, among other things: (1) the Lender may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the
Company or any other Obligor; (2) if the Lender forecloses on any real property collateral pledged by the Company or any other Obligor: (a) the amount of the
Guaranteed Debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (b) the Lender may collect from the Guarantor even if the Lender, by foreclosing on the real property collateral, has destroyed any right the
Guarantor may have to collect from the Company. This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the
Guaranteed Debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b,
580d, or 726 of the California Code of Civil Procedure.

     12. No postponement or delay on the part of the Lender in the enforcement of any right hereunder shall constitute a waiver of such right and all rights of the Lender hereunder shall be cumulative and not alternative and shall be in addition to any other rights granted to the Lender in any other agreement or by law.

     13. If any provision hereof shall be or shall be declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact set forth herein, but all other covenants, terms, conditions and provisions hereof shall nevertheless continue to be valid and enforceable and this Guaranty shall be so construed.

     14. This  Guaranty  shall be  governed  in all  respects by the laws of the
State of Minnesota,  other than its principles of conflicts of law, and shall be
binding  upon and shall  inure to the  benefit of the  parties  hereto and their
respective   heirs,   executors,   administrators,   personal
representatives,
successors and assigns.

     15. The Guarantor hereby agrees that any action or proceeding under this
Guaranty may be commenced against the Guarantor in any court of competent jurisdiction within the State of Minnesota, by service of process upon the
Guarantor by first class registered or certified mail, return receipt requested, addressed to the Guarantor at the Guarantor's address last known to the Lender.
The Guarantor agrees that any such suit, action or proceeding arising out of or relating to this Guaranty may be instituted in the District Court of Hennepin
County,  Minnesota or in the United  States  District  Court for the
District of
Minnesota, at the option of the Lender; and the Guarantor hereby waives any objection to the jurisdiction or venue of any such court with respect to, or the convenience of any such court as a forum for, any such suit, action or proceeding. Nothing herein shall affect the right of the Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction or court.

     16. The Guarantor hereby represents and warrants to the Lender as follows:

     (a) Organization and Qualification. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The Guarantor is duly qualified to do business as a foreign corporation and in good standing in all jurisdictions in which the ownership of its properties or the nature of its activities, or both, makes such qualification necessary.

     (b) Authority and Authorization. The Guarantor has full corporate power and authority to execute, deliver and carry out the provisions of this
          Guaranty and to perform its obligations hereunder, and all such action has been duly and validly authorized by all necessary corporate proceedings on its part.

     (c) Financial Statements. All financial statements and data which have heretofore been given to the Lender with respect to the Guarantor fairly and accurately represent. the financial condition of the
          Guarantor as of the date hereof, and, since the date thereof, there has been no material adverse change in the financial condition of the
          Guarantor. The Guarantor shall promptly deliver to the Lender, or to the Company in time for the Company to deliver the same to the Lender, all financial statements and tax returns of the Guarantor required by the Agreement.

     (d) Address. The address of the Guarantor as specified below is true and correct and until the Lender shall have actually received a written notice specifying a charge of address and specifically requesting that notices be issued to such changed address, the Lender may rely on the address stated as being accurate.

     (e) No Default. The Guarantor is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental authority, in the payment of any material debt for borrowed money or under any material agreement evidencing or securing any such debt.

     (f) Solvent. The Guarantor is now solvent, and no bankruptcy or insolvency proceedings are pending or to the best of the Guarantor's knowledge contemplated by or against the Guarantor.

     (g) Relationship to the Company. The value of the consideration received and to be received by the Guarantor is reasonably worth at least as much as the liability and obligation of the Guarantor incurred or arising under this Guaranty. The Guarantor has had full and complete access to the Agreement and the Notes and all other- loan documents relating to the Obligations and the Guaranteed Debt, has reviewed them and is fully aware of the meaning  and effect of their  contents.
The
          Guarantor is fully informed of all circumstances which bear upon the risks of executing this Guaranty and which a diligent inquiry would reveal. The Guarantor has adequate means to obtain from the Company on a continuing basis information concerning the Company's financial condition, and is not depending on the Lender to provide such information, now or in the future. The Guarantor agrees that the
          Lender shall not have any obligation to advise or notify the Guarantor or to  provide  the  Guarantor  with  any  data  or  information.
The
          execution and delivery of this Guaranty is not given in consideration of (and the Lender has not in any way implied that the execution of this Guaranty is given in consideration of) the Lender's making, extending or modifying any loan to the Guarantor or to any other financial accommodation to or for the Guarantor.

     (h) Litigation. There is not now pending against or affecting the
          Guarantor, nor to the knowledge of the Guarantor is there threatened, any action, suit or proceeding at law or in equity or by or before any administrative agency that, if adversely determined, would materially impair or affect the financial condition of the Guarantor.

     (i) Taxes. The Guarantor has filed all federal, state, provincial, county, municipal and other income tax returns required to have been filed by the Guarantor and has paid all taxes that have become due pursuant to such returns or pursuant to any assessments received by the Guarantor, and the Guarantor does not know of any basis for any material additional assessment against it in respect of such taxes.

     17. Neither the death nor the release of any person or party to this
Guaranty or any other guaranties of the Agreement and the Notes shall affect or release the liability of the Guarantor. The obligations of the Guarantor hereunder shall be in addition to any obligations of the Guarantor under any other guaranties of the Guaranteed Debt and/or any obligations of the Company or any other Persons heretofore given or hereafter to be given to the Lender, and this Guaranty shall not affect or invalidate any such other guaranties. The liability of the Guarantor to the Lender shall at all times be deemed to be the aggregate liability of the Guarantor under the terms of this Guaranty and of any other guaranties heretofore or hereafter given by the Guarantor to the Lender.

     18. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Nor Notice to or demand on the Guarantor shall in any case entitle it to any other or further notice or demand in similar or other circumstances.

     19. All notices that may be required o- otherwise provided for or contemplate under the terms of this Guaranty for any party to serve upon or give to any other shall, whether or not so state, be in writing, and if not so in writing shall not be deemed to have been given, and be either personally served, sent by reputable overnight courier service, or sent with return receipt requested by registered or certified mail with postage (including registration or certification charges) prepaid, sent to the following address:

     (a) If to the Guarantor, addressed to the address indicated immediately following the Guarantor's signature;

     (b)  If to the Lender, addressed to the Lender at its address at 1646
North
          California   Blvd.,   Suite  400,  Walnut  Creek,   California
94596,
          Attention: Graham Shipman, Director.

Such addresses may be changed from time to time by written notice to the other parties given in the same manner. Any matter so served upon or sent to the
Guarantor or the Lender in the manner aforesaid shall be deemed sufficiently given for all purposes hereunder (i) upon personal delivery, if personally delivered, (ii) on the date following delivery to the courier service, if sent by courier service, (iii) upon electronic confirmation of receipt, if sent by telecopier, and (iv) on the date of receipt as noted on the return receipt, if sent by registered or certified mail, except that notices of changes of address shall not be effective until actual receipt.

     20. Any indebtedness of the Company now or hereafter held by the Guarantor is hereby subordinated to the indebtedness of the Company to the Lender, and such indebtedness of the Company to the Guarantor shall, if the Lender so requests, be collected, enforced and received by the Guarantor as trustee for the Lender and be paid over to the Lender on account of the indebtedness of the
Company to the Lender, but without reducing or limiting in any manner the liability of the Guarantor under the other provisions of the Guaranty. The
Guarantor acknowledges that, with respect to the indebtedness guaranteed hereunder, the Guarantor has irrevocably waived all rights to subrogation, reimbursement, and/or indemnification against the Company.

     21. This Guaranty is intended as a final expression of this agreement of guaranty and is intended also as a complete and exclusive statement of the terms of this agreement. No agreement or understanding entered into prior to the date hereof with respect to the subject matter hereof shall be binding upon the
Guarantor unless expressed herein. No course of prior dealings between the
Guarantor and the Lender, no usage or the trade, and no parole or extrinsic evidence of any nature, shall be used or be relevant to supplement, explain, contradict or modify the terms and/or provisions of this Guaranty.

     22. Time is of the essence hereof.

     23. THE GUARANTOR, BY ITS EXECUTION AND DELIVERY HEREOF, AND THE
LENDER, BY
ITS ACCEPTANCE  HEREOF,  HEREBY (i) COVENANTS AND AGREES NOT TO ELECT A
TRIAL BY
JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (ii) WAIVES ANY RIGHT TO
TRIAL
BY JURY FULLY TO THE EXTENT  THAT ANY SUCH RIGHT SHALL NOW OR  HEREAFTER
EXIST.
THIS  WAIVER  OF  RIGHT  TO TRIAL BY JURY IS  SEPARATELY  GIVEN,  KNOWINGLY
AND
VOLUNTARILY,  BY THE GUARANTOR AND BY THE LENDER, AND THIS WAIVER IS
INTENDED TO
ENCOMPASS  INDIVIDUALLY  EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT
OF A
JURY TRIAL WOULD OTHERWISE ACCRUE. THE LENDER IS HEREBY AUTHORIZED AND
REQUESTED
TO SUBMIT THIS WAIVER TO ANY COURT HAVING  JURISDICTION  OVER THE SUBJECT
MATTER
AND THE PARTIES HERETO,  SO AS TO SERVE AS CONCLUSIVE  EVIDENCE OF THE
FOREGOING
WAIVER OF THE RIGHT TO JURY TRIAL.  FURTHER, THE GUARANTOR HEREBY CERTIFIES
THAT
NO  REPRESENTATIVE OR AGENT OF THE LENDER,  INCLUDING THE LENDER'S COUNSEL,
HAS
REPRESENTED,  EXPRESSLY OR OTHERWISE, TO THE GUARANTOR OR ITS
REPRESENTATIVES OR
AGENTS  THAT THE LENDER  WILL NOT SEEK TO ENFORCE  THIS  WAIVER OF RIGHT TO
JURY
TRIAL PROVISION.

     IN WITNESS WHEREOF, the Guarantor has executed this Guaranty with the intent to be legally bound as of the date first above written.

                           FINET HOLDINGS CORPORATION,
                           a Delaware corporation


                           By:______________________________

                           Its:_____________________________

                           Address:_________________________

                           Telephone No.:___________________
                           Telecopier No.___________________



STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On , before me, a Notary Public, personally appeared , the of MONUMENT
MORTGAGE, INC., a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                            Notary Public
                            My Commission Expires:
(SEAL)

                                   CERTIFICATE
                                       OF
                                  SECRETARY OF
                             MONUMENT MORTGAGE. INC.

     I, the undersigned, hereby certify that I am the Secretary of MONUMENT
MORTGAGE, INC. , a California corporation (the "Company" ), and have knowledge of the matters contained in this Certificate and hereby certify that:

     1.   The Company is a corporation  duly organized,  validly existing and in
          good  standing  under  the  laws of the  State of  California and has
          complied with all certifications,  filings and requirements necessary
          to continue as a corporation  in the State of California  and for each
          state  where  the  Company  is  transacting   business  as  a
foreign
          corporation.

     2.   In connection with the single family revolving warehouse facility made
          to  the  Company  by  RESIDENTIAL  FUNDING  CORPORATION,   a
Delaware
          corporation (the "Lender" ) pursuant to the terms of a Warehousing
          Credit and Security Agreement dated as of March 22, 1995, as the same may have been amended or supplemented (the "Agreement"), the Company has the valid power and authority to execute and deliver to the Lender the Sixth Amendment to Warehousing Credit and Security Agreement.

     3. The resolutions attached to this Certificate as Exhibit A were duly adopted by either: (a) by unanimous written action of the Board of
          Directors of the Company; or (b) at a meeting of the Board of
          Directors of the Company held on the day of _____, , 19___, at which meeting a quorum was  present.  I am the keeper of the Minute
Book of
          the Company and said resolutions have been entered therein, have not been altered, amended, repealed or rescinded, and are now in full force and effect .

     4. There have been no amendments to the Articles of Incorporation or
          Bylaws of the Company since the date of the most recent certified copies thereof delivered to the Lender.

     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of this corporation this 14th day of August, 1997.


                                      ________________________________
                                      Secretary

                                    EXHIBIT A
                        RESOLUTIONS OF BOARD OF DIRECTORS


     WHEREAS, MONUMENT MORTGAGE, INC., a California corporation (the
"Company"),
has entered into a single family revolving  warehouse facility (the
"Warehousing
Commitment"),   with  a  present   commitment  amount  of  Ten  Million
Dollars
($10,000,000) (the `"Warehousing  Commitment Amount"),  with RESIDENTIAL
FUNDING
CORPORATION, a Delaware corporation (the "Lender"), as evidenced by a First
Amended and Restated Warehousing Promissory Note in the principal sum of Ten
Million Dollars ($10,000,000), dated as of February 29, 1996, a First Amended and Restated Sublimit Promissory Note in the principal sum of Five Million
Dollars ($5,000,000), dated as of February 29, 1996, and by a Warehousing Credit and Security Agreement dated as of March 22, 1995, as the same may have been amended or supplemented (the "Agreement"); and

     WHEREAS, the Company and the Lender have entered into a term loan facility with a present Term Loan Commitment Amount of One Million Dollars
($1,000,000),
as evidenced by a Term Loan Promissory Note in the principal amount of One
Million Dollars $1,000,000), dated as of March 2-, 1995, and the Agreement;

     WHEREAS, the Company and the Lender have also entered into a working capital facility with a present Working Capital Commitment Amount of One Million
Dollars ($1,000,000) (the "Working Capital Commitment"), as evidenced by a
First
Amended and Restated Working Capital Promissory Note in the principal sum of One
Million Dollars ($1,000,000), dated as of February 29, 1996, and the
Agreement;
     WHEREAS, the Company has requested the Lender to waive certain covenant defaults under the Agreement and to amend certain other terms of the Agreement;
and

     WHEREAS, to evidence such amendment of the Agreement, the Company proposes to execute and deliver a Sixth Amendment to Warehousing Credit and Security
Agreement (the "Amendment"), a copy of which has been presented to the Board of
Directors of this Company; and

     WHEREAS, the Board of Directors of this Company has determined that it will be in the best interests of this Company for the Company to amend the Agreement.

     RESOLVED, that these resolutions are enacted by the Board of Directors of this Company on its behalf and on behalf of the Company.

     FURTHER RESOLVED, that the Company shall amend the Agreement to be evidenced by the Amendment.

     FURTHER RESOLVED, that the Amendment in the form presented to the Board of
Directors of this Company are hereby approved and copies thereof are filed in the records of this Company with these Resolutions.

     FURTHER RESOLVED, that any One (insert minimum number required to sign) of the following rifles or positions of offers of the Company: President. Executive
Vice President, Senior Vice President,  Assistant Vice President,
Secretary, or
Assistant Secretary (list titles/positions of officers authorized, do not list individual names), shall be and are authorized, empowered and directed in the name of and on behalf of this Company, to execute, acknowledge and deliver the
Amendment in the form approved by the Board of Directors of this Company as aforesaid, with such changes therein as may be acceptable to such officers, as conclusively evidenced by their execution thereof.

     FURTHER RESOLVED, that such Oscars and employees shall be and are hereby authorized, empowered and directed to do and perform each and every act and execute any and all documents and instruments in the name of this Company as may be necessary or desirable to enable this Company to amend the Commitment and to carry out the purport and intent of the foregoing Resolutions.

                                    GUARANTY


     THIS GUARANTY, made and entered into as of this 23rd day of July, 1997, by
FINET  HOLDINGS  CORPORATION,  a  Delaware  corporation  (the
"Guarantor"),  to
RESIDENTIAL FUNDING CORPORATION, a Delaware corporation (the "Lender"), having its principal office at 8400 Normandale Lake Blvd., Suite 600, Minneapolis,
Minnesota 55437.

                                    RECITALS
     A.   The Lender has  extended  to MONUMENT  MORTGAGE,  INC.,  a
California
          corporation ("Company"): (a) a warehouse line of credit in the present
          principal amount of Ten Million Dollars ($10,000,000); (b) a term loan
          facility  in the  original  principal  amount of One  Million
Dollars
          ($1,000,000);  and  (c) a  working  capital  facility  in the present
          principal  amount of One Million Dollars  ($1,000,000)
(collectively,
          the "Loan") to finance the making and purchasing of Mortgage
Loans.

     B.   The Loan is  evidenced  by a First  Amended and  Restated
Warehousing
          Promissory  Note dated February 29, 1996, a First Amended and
Sublimit
          Promissory  Note dated February 29, 1996, a Term Loan  Promissory
Note
          dated March 22,  1995,  and a Working  Capital  Promissory  Note
dated
          February 29, 1996, from the Company to the Lender,  as the same may be
          amended,  supplemented  or  otherwise  modified  from  time  to time,
          including  any other  instruments  executed and  delivered in renewal,
          extension,   rearrangement   or  otherwise  in   replacement  of
such
          Promissory  Notes  (collectively,  the "Notes ") and by a
Warehousing
          Credit and Security Agreement dated March 22, 1995, as the same may be amended, supplemented or otherwise modified from time to time, including any other instruments executed and delivered in renewal, extension, rearrangement or otherwise in replacement of such agreement
          (the "Agreement").
     C. The Guarantor is the Parent of the Company and will derive benefit from the Loan.

     D. In order to induce the Lender to accept the Notes and the Agreement, and as additional security for Advances under the Agreement, the
          Guarantor has agreed to give this Guaranty.

     E. The Lender has refused to make Advances under the Agreement unless this Guaranty is executed by the Guarantor and delivered to Lender.

                                    AGREEMENT

     NOW,  THEREFORE,  in  consideration  of the  recitals  and  other good and
valuable  consideration,   the  receipt  and  sufficiency  or  which  is
hereby
acknowledged, the Guarantor hereby covenants and agrees with the Lender as follows:

     1. Unless otherwise defined herein, all capitalized terms used herein shall have the meanings ascribed to such terms in the Agreement.

     2.  The  Guarantor  hereby  irrevocably,   unconditionally  and
absolutely
guarantees to the Lender the due and prompt payment, and not just the collectibility, of the principal of, and interest, fees and late charges and all other indebtedness, if any, on the Notes when due, whether at maturity, by acceleration or otherwise all at the times and places and at the rates described in, and otherwise according to the terms of the Notes and the Agreement, whether now existing or hereafter created or arising.

     3. The Guarantor further hereby irrevocably, unconditionally and absolutely guarantees to the Lender the due and prompt performance by the Company of all duties, agreements and obligations of the Company contained in the Notes and the
Agreement, and the due and prompt payment of all costs and expenses incurred, including, without limitation, attorneys' fees, court costs and all other litigation expenses (including but not limited to expert witness fees, exhibit preparation, and courier, postage, communication and document copying expenses), in enforcing the payment and performance of the Notes and the Agreement and this
Guaranty (the payment and performance of the items set forth in Paragraphs
2 and
3 of this Guaranty are collectively referred to as the "Guaranteed Debt").

     4. In the event the Company shall at any time fail to pay the Lender any principal of or interest on or other sums constituting any Guaranteed Debt when due, whether by acceleration or otherwise, the Guarantor promises to pay such amount to the Lender forthwith, together with all collection costs and expenses, including, without limitation, attorneys' fees, court costs and all other litigation expenses (including but not limited to expert witness fees, exhibit preparation, and courier, postage, communication and document copying expenses).
Any sum required to be paid by the Guarantor to the Lender pursuant to this
Guaranty shall bear interest from the date such sum becomes due until paid at a per annum rate equal to the Default Rate.

     5. The Guarantor hereby authorizes the Lender, following the occurrence of an Event of Default, without notice or demand, to apply any property, balances, credits, accounts or moneys of the Guarantor then in the possession of Lender, or standing to the credit of the Guarantor, to the extent of such Guaranteed
Debt.

     6. The Guarantor does hereby (a) agree to any modifications of any terms or conditions of any Guaranteed Debt and/or to any extensions or renewals of time of payment or performance by the Company; (by that it shall nor be necessary for the Lender Lo resort to legal remedies against the Company before proceeding hereunder, nor to take any action against any other Person obligated (an
"Obligor") for payment or performance of the Guaranteed Debt or against any collateral for the Guaranteed Debt before proceeding against the Guarantor;
(c)
agree that no release of the Company or any other guarantor or Obligor, and no release, exchange or nonperfection of any collateral for the Guaranteed Debt, whether by operation of law or by any act or failure to act by the Lender, with or without notice to the Guarantor, shall release the Guarantor; (d) waive presentment, demand, notice of demand, dishonor, notice of dishonor, protest, and notice of protest and any other notice with respect to any Guaranteed Debt and this Guaranty, and promptness in commencing suit against any party thereto or liable thereon and/or in giving any notice to or making any claim or demand hereunder upon the Guarantor; (e) waive any defense arising by reason of any disability or other defense of the Company for payment of the Guaranteed Debt or any part thereof or by reason of the cessation from any cause whatsoever of the liability of the Company therefor other than full payment of the Guaranteed
Debt; or (f) waive, to the extent permitted by law, all benefit of valuation, appraisement, and exemptions under the laws of the State of Minnesota or any other state or territory of the United States.

     7. The obligations of the Guarantor  hereunder  shall be primary, absolute
and unconditional,  and shall remain in full force and effect without regard to,
and shall  not be  impaired  or  affected  by:  (a) the  genuineness, validity,
regularity or enforceability  of, or any amendment or change in the
Agreement or
the  Notes,  or any  change in or  extension  of the  manner,  place or terms of
payment of, all or any portion of the Guaranteed Debt; (b) the taking or failure
to take any action to enforce the  Agreement  or the Notes,  or the exercise or
failure  to  exercise  any  remedy,  power or  privilege  contained therein  or
available at law or otherwise,  or the waiver by the Lender of any provisions of
the Agreement or the Notes; (c) any impairment, modification, change, release or
limitation  in any  manner of the  liability  of the  Company  or its estate in
bankruptcy,  or of any remedy for the  enforcement  of the Company's liability,
resulting  from  the  operation  of  any  present  or  future  provision of the
bankruptcy  laws  or any  other  statute  or  regulation,  or  the dissolution,
bankruptcy,  insolvency,  or  reorganization  of the Company;  (d) the merger or
consolidation  of the Company,  or any sale or transfer by the Company of all or
part of its assets or property; (e) any claim the Guarantor may have against any
other Obligor, including any claim of contribution; (f) the release, in whole or
in part,  of any other  guarantor  (if more than one),  the Company or any other
Obligor;  (g) any settlement or compromise  with any Obligor with respect to any
Guaranteed Debt and/or the  subordination  of the payment of the Guaranteed
Debt
or any part thereof to the payment of any other debts or claims which may at any
time be due and owing to the Lender  and/or any other  Person;  or (h) any other
action or  circumstance  which (with or without  notice to or  knowledge of the
Guarantor)  may or might in any  manner or to any  extent  vary the risks of the
Guarantor  hereunder or otherwise  constitute a legal or equitable discharge or
defense,  it being  understood and agreed by the Guarantor that the obligations
under this Guaranty shall not be discharged except by the full payment and performance of the Guaranteed Debt.

     8. The Lender shall have the right to determine how, when and what application of payments and credits, if any, whether derived from the Company or from any other source, shall be made on the Guaranteed Debt and any other indebtedness owed by the Company and/or any other Obligor to the Lender. The
Lender shall be under no obligation to marshal any assets in favor of the
Guarantor or in payment of all or any part of the Guaranteed Debt.

     9. The obligations of the Guarantor hereunder shall continue to be effective, or be automatically reinstated, as the case may be, if at any time the performance or the payment, as the case may be, in whole or in part, of any of the Guaranteed Debt is rescinded or must otherwise be restored or returned by the Lender (as a preference, fraudulent conveyance or otherwise) upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the
Company, the Guarantor or any other person or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company, the Guarantor or any other person, or any substantial part of its property, or otherwise, all as though such payments had not been made. If an Event of Default shall at any time have occurred and be continuing or shall exist and declaration of default or acceleration under or with respect to this Guaranty or any Guaranteed Debt shall at such time be prevented by reason of the pendency against the Guarantor or the Company or any other Person of a case or proceeding under a bankruptcy or insolvency law, the
Guarantor agrees that, for purposes of this Guaranty and its obligations hereunder, this Guaranty and such obligations shall be deemed to have been declared in default or accelerated with the same effect as if this Guaranty and such obligations had been declared in default and accelerated in accordance with their respective terms and the Guarantor shall forthwith perform or pay, as the case may be, as required hereunder in accordance with the terms hereunder without further notice or demand.

     10. The Guarantor hereby  irrevocably waives any claim or other rights tha.
the Guarantor may now or hereafter  acquire against the Company that arises from
the  existence,   payment,   performance  or  enforcement  of  the
Guarantor's
obligations hereunder, including any right of subrogation, reimbursement, exoneration contribution, indemnification, any right to participate in any claim or remedy of the Lender against the Company or any collateral that the Lender now has or hereafter acquires, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, including the right to take or receive from the Company directly or indirectly, in cash or other property or by set-off or in any manner, payment or security on account of such claim or other rights. If any amount shall be paid to the Guarantor in violation of the preceding sentence and the Guaranteed Debt shall not have been paid and performed in full, such amount shall be deemed to have been paid to the
Guarantor for the benefit of, and held in trust for, the Lender and shall forthwith be paid to the Lender to be credited and applied to the Guaranteed
Debt, whether matured or unmatured. Notwithstanding the blanket waiver of subrogation rights as set forth above, the Guarantor hereby specifically acknowledges that any subrogation rights which the Guarantor may have against the Company or any collateral that the Lender now has or hereafter acquires may be destroyed by a nonjudicial foreclosure of the collateral. Without limiting the foregoing, the Guarantor waives all rights and defenses arising out of an election of remedies by the Lender, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for any Guaranteed Debt, has destroyed the Guarantor's rights of subrogation and reimbursement against the Company by the operation of Section 580d of the California Code of Civil
Procedure or otherwise. The Guarantor acknowledges that the Guarantor will receive direct and indirect benefits from the arrangements contemplated by the
Agreement and the Notes and that the waivers set forth in this Section are knowingly made in contemplation of such benefits.

     11. The Guarantor waives any and all rights, benefits and defenses available to sureties and creditors which might otherwise be available to the
Guarantor under Sections 2787 to 2855 inclusive, 2899 and 3433 of the California
Civil Code, as amended or remodified from time to time, and the benefit of any statute of limitations affecting the liability of the Guarantor hereunder or the enforcement hereof, including, without limitation any rights arising under
Section 3s9.5 of the California Code of Civil Procedure. Additionally, the
Guarantor waives the right to require the Lender to comply with the provisions of Section 9504 of the California Commercial Code, as amended or recodified from time to time. The Guarantor also waives all rights and defenses that the
Guarantor may have because any Guaranteed Debt is secured by real property. This means, among other things: (1) the Lender may collect from the Guarantor without first foreclosing on any real or personal property collateral pledged by the
Company or any other Obligor; (2) if the Lender forecloses on any real property collateral pledged by the Company or any other Obligor: (a) the amount of the
Guaranteed Debt may be reduced only by the price for which that collateral is sold at the foreclosure sale, even if the collateral is worth more than the sale price; and (b) the Lender may collect from the Guarantor even if the Lender, by foreclosing on the real property collateral, has destroyed any right the
Guarantor may have to collect from the Company. This is an unconditional and irrevocable waiver of any rights and defenses the Guarantor may have because the
Guaranteed Debt is secured by real property. These rights and defenses include, but are not limited to, any rights or defenses based upon Section 580a, 580b,
580d, or 726 of the California Code of Civil Procedure.

     12. No postponement or delay on the part of the Lender in the enforcement of any right hereunder shall constitute a waiver of such right and all rights of the Lender hereunder shall be cumulative and not alternative and shall be in addition to any other rights granted to the Lender in any other agreement or by law.

     13. If any provision hereof shall be or shall be declared to be illegal or unenforceable in any respect, such illegal or unenforceable provision shall be and become absolutely null and void and of no force and effect as though such provision were not in fact set forth herein, but all other covenants, terms, conditions and provisions hereof shall nevertheless continue to be valid and enforceable and this Guaranty shall be so construed.

     14. This  Guaranty  shall be  governed  in all  respects by the laws of the
State of Minnesota,  other than its principles of conflicts of law, and shall be
binding  upon and shall  inure to the  benefit of the  parties  hereto and their
respective   heirs,   executors,   administrators,   personal
representatives,
successors and assigns.

     15. The Guarantor hereby agrees that any action or proceeding under this
Guaranty may be commenced against the Guarantor in any court of competent jurisdiction within the State of Minnesota, by service of process upon the
Guarantor by first class registered or certified mail, return receipt requested, addressed to the Guarantor at the Guarantor's address last known to the Lender.
The Guarantor agrees that any such suit, action or proceeding arising out of or relating to this Guaranty may be instituted in the District Court of Hennepin
County,  Minnesota or in the United  States  District  Court for the
District of
Minnesota, at the option of the Lender; and the Guarantor hereby waives any objection to the jurisdiction or venue of any such court with respect to, or the convenience of any such court as a forum for, any such suit, action or proceeding. Nothing herein shall affect the right of the Lender to accomplish service of process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against the Guarantor in any other jurisdiction or court.

     16. The Guarantor hereby represents and warrants to the Lender as follows:

          (a) Organization and Qualification. The Guarantor is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. the Guarantor is duly qualified to do business as a foreign corporation and in good standing in all jurisdictions In which the ownership of its properties or the nature of its activities, or both, makes such qualification necessary.

          (b) Authority and Authorization. The Guarantor has full corporate power and authority to execute, deliver and carry out the
               provisions of this Guaranty and to perform its obligations hereunder, and all such action has been duly and validly
               authorized by all necessary corporate proceedings on its part.

          (c)  Financial  Statements.  All financial  statements  and data which
               have  heretofore  been  given to the Lender  with  respect to the
               Guarantor fairly and accurately represent the financial
condition
               of the  Guarantor  as of the date  hereof,  and,  since  the date
               thereof,  there  has  been  no  material  adverse  change
in the
               financial  condition  of  the  Guarantor.   The  Guarantor
shall
               promptly deliver to the Lender, or to the Company in time for the
               Company to deliver the same to the Lender, all financial
               statements and tax returns of the Guarantor required by the
               Agreement.

          (d) Address. The address of the Guarantor as specified below is true and correct and until the Lender shall have actually received a written notice specifying a change of address and specifically requesting that notices be issued to such changed address, the
               Lender may rely on the address stated as being accurate.
          (e) No Default. The Guarantor is not in default with respect to any order, writ, injunction, decree or demand of any court or other governmental authority, in the payment of any material debt for borrowed money or under any material agreement evidencing or securing any such debt.

          (f) Solvent. The Guarantor is now solvent, and no bankruptcy or insolvency proceedings are pending or to the best of the
               Guarantor's knowledge contemplated by or against the Guarantor.

          (g)  Relationship  to the  Company.  The  value  of the
consideration
               received and to be received by the Guarantor is reasonably worth
               at least as much as the liability and obligation of the
Guarantor
               incurred or arising  under this  Guaranty.  The Guarantor
has had
               full and complete  access to the  Agreement and the Notes
and all
               other  loan  documents   relating  to  the  Obligations  and
the
               Guaranteed  Debt,  has  reviewed  them and is fully  aware of the
               meanings  and effect of their  contents.  The  Guarantor is fully
               informed  or all  circumstances  which  bear  upon  the
risks of
               executing  this  Guaranty  and  which a  diligent  inquiry would
               reveal.  The  Guarantor  has  adequate  means to obtain
from the
               Company  on  a  continuing  basis   information   concerning
the
               Company's financial condition, and is not depending on the
Lender
               to provide such information,  now or in the future. The
Guarantor
               agrees that the Lender shall not have any obligation to
advise or
               notify the Guarantor or to provide the Guarantor with any
data or
               information.  The  execution and delivery of this Guaranty is not
               given  in  consideration  of (and the  Lender  has not in
any way
               implied  that  the   execution  of  this  Guaranty  is
given  in
               consideration of) the Lender's making, extending or modifying any loan to the Guarantor or to any other financial accommodation to or for the Guarantor.

          (h) Litigation. There is not now pending against or affecting the
               Guarantor, nor to the knowledge of the Guarantor is there
               threatened, any action, suit or proceeding at law or in equity or by or before any administrative agency that, if adversely
               determined, would materially impair or affect the financial condition of the Guarantor.

          (i)  Taxes.  The Guarantor has filed all federal,  state,
provincial,
               county,  municipal and other income tax returns  required to have
               been  filed by the  Guarantor  and has paid all  taxes  that have
               become  due   pursuant  to  such   returns  or  pursuant  to
any
               assessments received by the Guarantor, and the Guarantor does not know of any basis for any material additional assessment against it in respect of such taxes.

     17. Neither the death nor the release of any person or party to this
Guaranty or any other guaranties of the Agreement and the Notes shall affect or release the liability of the Guarantor. The obligations of the Guarantor hereunder shall be in addition to any obligations of the Guarantor under any other guaranties of the Guaranteed Debt and/or any obligations of the Company or any other Persons heretofore given or hereafter to be given to the Lender, and this Guaranty shall not affect or invalidate any such other guaranties. The liability of the Guarantor to the Lender shall at all times be deemed to be the aggregate liability of the Guarantor under the terms of this Guaranty and of any other guaranties heretofore or hereafter given by the Guarantor to the Lender.

     18. No amendment or waiver of any provision of this Guaranty nor consent to any departure by the Guarantor therefrom shall in any event be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. Nor notice no or demand on the Guarantor shall in any case entitle it to any other or further notice or demand in similar or other circumstances.

     19. All notices that may be required or otherwise provided for or contemplated under the terms of this Guaranty for any party to serve upon or give to any other shall, whether or not so state, be in writing, and if not so in writing shall not be deemed to have been given, and be either personally served, sent by reputable overnight courier service, or sent with return receipt requested by registered or certified mail with postage (including registration or certification charges) prepaid, sent to the following address:

          (a)  If  to  the  Guarantor,   addressed  to  the  address
indicated
               immediately following the Guarantor's signature;

          (b)  If to the Lender,  addressed to the Lender at its address at
1646
               North  California  Blvd.,  Suite 400,  Walnut  Creek,
California
               94596, Attention: Graham Shipman, Director.

Such addresses may be changed from time to time by written notice to the other parties given in the same manner. Any matter so served upon or sent to the
Guarantor or the Lender in the manner aforesaid shall be deemed sufficiently given for all purposes hereunder (i) upon personal delivery, if personally delivered, (ii) on the date following delivery to the courier service, if sent by courier service, (iii) upon electronic confirmation of receipt, if sent by telecopier, and (iv) on the date of receipt as noted on the return receipt, if sent by registered or certified mail, except that notices of changes of address shall not be effective until actual receipt.

     20. Any indebtedness of the Company now or hereafter held by the Guarantor is hereby subordinated to the indebtedness of the Company to the Lender, and such indebtedness of the Company to the Guarantor shall, if the Lender so requests, be collected, enforced and received by the Guarantor as trustee for the Lender and be paid over to the Lender on account of tne indebtedness of the
Company to the Lender, but without reducing or limiting in any manner the liability of the Guarantor under the other provisions of the Guaranty. The
Guarantor acknowledges that, with respect to the indebtedness guaranteed hereunder, the Guarantor has irrevocably waived all rights to subrogation, reimbursement, and/or indemnification against tee Company.

     21. This Guaranty is intended as a final expression of this agreement of guaranty and is intended also as a complete and exclusive statement of the terms of this agreement. No agreement or understanding entered into Prior to the date hereof with respect to the subject matter hereof shall be binding upon the
Guarantor unless expressed herein. No course or prior dealings between the
Guarantor and the Lender, no usage of the trade, and no parole or extrinsic evidence of any nature, shall be used or be relevant to supplement, explain, contradict or modify the terms and/or provisions of this Guaranty.

     22. Time is of the essence hereof.

     23. THE GUARANTOR, BY ITS EXECUTION AND DELIVERY HEREOF, AND THE
LENDER, BY
ITS ACCEPTANCE  HEREOF,  HEREBY (i) COVENANTS AND AGREES NOT TO ELECT A
TRIAL BY
JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (ii) WAIVES ANY RIGHT TO
TRIAL
BY JURY FULLY TO THE EXTENT  THAT ANY SUCH RIGHT SHALL NOW OR  HEREAFTER
EXIST.
THIS  WAIVER  OF  RIGHT  TO TRIAL BY JURY IS  SEPARATELY  GIVEN,  KNOWINGLY
AND
VOLUNTARILY,  BY THE GUARANTOR AND BY THE LENDER, AND THIS WAIVER IS
INTENDED TO
ENCOMPASS  INDIVIDUALLY  EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT
OF A
JURY TRIAL WOULD OTHERWISE ACCRUE. THE LENDER IS HEREBY AUTHORIZED AND
REQUESTED
TO SUBMIT THIS WAIVER TO ANY COURT HAVING  JURISDICTION  OVER THE SUBJECT
MATTER
AND THE PARTIES HERETO,  SO AS TO SERVE AS CONCLUSIVE  EVIDENCE OF THE
FOREGOING
WAIVER OF THE RIGHT TO JURY TRIAL.  FURTHER, THE GUARANTOR HEREBY CERTIFIES
THAT
NO  REPRESENTATIVE OR AGENT OF THE LENDER,  INCLUDING THE LENDER'S COUNSEL,
HAS
REPRESENTED,  EXPRESSLY OR OTHERWISE, TO THE GUARANTOR OR ITS
REPRESENTATIVES OR
AGENTS  THAT THE LENDER  WILL NOT SEEK TO ENFORCE  THIS  WAIVER OF RIGHT TO
JURY
TRIAL PROVISION.

                           FINET HOLDINGS CORPORATION,
                           a Delaware corporation


                           By:__________________________________

                           Its:  President

                           Address:  3021 Citrus Circle, Suite 150
                                     Walnut Creed, CA 94598
                           Telephone No.:  (510) 988-6555
                           Telecopier No.  (510) 934-1296



STATE OF California        )
                           ) ss
COUNTY OF Contra Costa     )

         On August 14, 1997, before me, a Notary Public, personally appeared Jan
Hoeffel, the President of FINET HOLDINGS CORPORATION, a California corporation, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

         WITNESS my hand and official seal.




                                Notary Public
                                My Commission Expires:
(SEAL)

                            CERTIFICATE OF SECRETARY
                                       OF
                           FINET HOLDINGS CORPORATION

     I, the undersigned, hereby certify that I am the Secretary of FINET
HOLDINGS CORPORATION, a Delaware corporation (hereinafter referred to as the
"Corporation" ), and have knowledge of the matters contained in this Certificate and hereby certify that:

     1. The Articles of Incorporation of the Corporation attached to this
          Certificate as Exhibit "A", the Bylaws of the Corporation attached to this  Certificate as Exhibit "B", and the Certificate of Good
Standing
          of the  Corporation  attached to this  Certificate  as Exhibit
"C" are
          true and correct copies of the current Articles of Incorporation,
          Bylaws, and Certificate of Good Standing of the Corporation, have not been altered, modified or amended and are still in full force and effect.

     2. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has complied with all certifications, filings and requirements necessary to continue as a corporation in the State of Delaware. The
Corporation
          is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions where the ownership of its property or the conduct of its business makes such qualification necessary.

     3.   The Corporation is the sole shareholder of MONUMENT MORTGAGE,
INC., a
          California corporation (hereinafter referred to as the
"Company").  In
          connection  with a Ten  Million  Dollar  ($10,000,000)  single family
          revolving warehouse  facility,  a One Million Dollar ($1,000,000)
term
          loan facility and a One Million Dollar  ($1,000,000)  working capital
          facility  (collectively,  the  "Loan")  being  made to the
Company by
          RESIDENTIAL   FUNDING   CORPORATION,   a  Delaware   corporation
(the
          "Lender"),  the  Corporation  has the  valid  power and
authority  to
          execute and deliver to the Lender, a Guaranty (hereinafter referred to
          as the  "Guaranty") of the Loan as required by the Lender
pursuant to
          the terms of that certain  Warehousing  Credit and Security
Agreement
          (Single-Family  Mortgage  Loans)  dated  March 22,  1995
(hereinafter
          referred to as the "Agreement").

     4. Jan Hoeffel, the President, has the requisite authority on behalf of the Corporation to execute and deliver to the Lender the Guaranty as required by the Lender pursuant to the Agreement.

     5. The guaranteeing of the Loan by the Corporation, and the execution, acknowledgment and delivery of the Guaranty required by the Lender pursuant to the Agreement and the compliance by the Corporation with the terms thereof, do not and will not violate, contravene, or constitute or result in a default under any provision of law, the
          Articles of Incorporation or By-Laws of the Corporation, or any
          agreement with the shareholders of the Corporation, any creditors of the Corporation, or any mortgage, indenture or other agreement to which the Corporation or its properties are subject.

     6. The names of the officers of the Corporation authorized to act under the resolutions attached hereto and their official signatures are as shown on the Certificate of Incumbency attached hereto as Exhibit
"D".

     7. The resolutions attached to this Certificate as Exhibit "E" were duly adopted either: (a) by unanimous written action of the Board of
          Directors of the Corporation; or (b) at a meeting of the Board of
          Directors of the Corporation held on the 28th day of August, 1997, at which meeting a quorum was present. I am the keeper of the Minute
Book
          of the Corporation and said resolutions have been entered therein, have not been altered, amended, repealed or rescinded, and are now in full force and effect.

     IN WITNESS WHEREOF, I have hereunto set my hand and the seal of the
Corporation as of this 18 day of August, 1997.


                                 ______________________________
                                 Secretary

[SEAL]

                                   EXHIBIT "A"
                            ARTICLES OF INCORPORATION

                                   EXHIBIT "B"
                                     BY-LAWS

                                   EXHIBIT "C"
                          CERTIFICATE OF GOOD STANDING

                                   EXHIBIT "D"

                          CERTIFICATE AS TO INCUMBENCY

TO: RESIDENTIAL FUNDING CORPORATION

     I hereby certify to you that I am the duly elected and qualified Secretary of FINET HOLDINGS CORPORATION, a Delaware corporation (the "Corporation"), and that, as such, I am authorized to execute this Certificate on behalf of the
Corporation. I further certify that the persons named below are duly elected, qualified and acting officers of the Corporation, holding on the date hereof the respective titles set forth opposite their respective names, and that the respective signatures set forth opposite their names are their true and genuine signatures:


Name                      Title                      Signature

L. Daniel Rawitch         C.E.O.
________________________

Jan Hoeffel               President, Secretary
________________________


     You may conclusively rely on this Certificate until formally advised by a like Certificate of any changes herein.

     IN WITNESS WHEREOF, I have hereunto executed this Certificate on this 18th day of August, 1997.


                                    _________________________________
                                    Secretary

                                   EXHIBIT "E"

                           FINET HOLDINGS CORPORATION

                        RESOLUTIONS OF BOARD OF DIRECTORS


     WHEREAS, FINET HOLDINGS CORPORATION, a Delaware corporation (hereinafter referred to as the "Corporation"), is the sole shareholder of MONUMENT MORTGAGE,
INC., a California corporation (hereinafter referred to as the "Company);
and

     WHEREAS, the Company has requested the Lender to waive certain covenant defaults under the Agreement and to amend certain other terms of the Agreement;
and

     WHEREAS, to evidence such amendment of the Agreement, the Company proposes to execute and deliver a Sixth Amendment to Warehousing Credit and Security
Agreement, a copy of which has been presented to the Board of Directors of this
Company; and

     WHEREAS, the Board of Directors of the Corporation have determined that it will be in the best interests of the Corporation for the Company to amend the
Agreement.

     WHEREAS, in order to induce the Lender to amend the Agreement, the
Corporation proposes to execute and deliver a Guaranty (hereinafter referred to as the "Guaranty"), a copy of which has been presented to the Board of Directors of this Corporation; and

     RESOLVED, that these resolutions are enacted by the Board of Directors of this Corporation on its behalf and on behalf of the Corporation.

     FURTHER RESOLVED, that the Guaranty in the form presented to the Board of
Directors of this Corporation is hereby approved and a copy thereof is filed in the records of this Corporation with these Resolutions.

     FURTHER RESOLVED, that any One (insert minimum number required to sign) of the following positions or titles of officers of the Corporation:
President.
Senior Vice President, Senior Vice President, Secretary or Vice President (list titles/positions of officers authorized, do not list individual name-), shall be and are authorized, empowered and directed in the name of and on behalf of the
Corporation, to execute, acknowledge and deliver the Guaranty in the form approved by the Board of Directors of the Corporation as aforesaid, with such changes therein as may be acceptable to such officers, as conclusively evidenced by their execution thereof.

     FURTHER RESOLVED, that these Resolutions shall remain in full force and erect and the Lender shall be fully protected in acting thereon until written notice of their change or revocation has been duly given to and received by the
Lender, and the Lender is authorized to accept, and the Secretary of the
Corporation shall from time to time provide, signed certificates of the
Secretary setting forth any change of names of officers and other persons authorized to act hereunder on behalf of the Corporation, which certificates shall become a part of these Resolutions.